UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

RECURSION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On October 2, 2024, Recursion Pharmaceuticals, Inc. (the “Company”) issued a press release announcing FDA clearance of Investigational New Drug Application for REC-1245, a potential first-in-class RBM39 Degrader for Biomarker-Enriched Solid Tumors and Lymphoma. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

Also on October 2, 2024, the Company released an updated investor presentation. The investor presentation will be used from time to time in meetings with investors. A copy of the presentation is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01 (including Exhibit 99.1 and 99.2), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Recursion Pharmaceuticals, Inc. dated October 2, 2024.

99.2	Investor Presentation of Recursion Pharmaceuticals, Inc. dated October 2, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 2, 2024.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Christopher Gibson
Christopher Gibson
Chief Executive Officer